                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                         OF THE SECURITIES ACT OF 1934

Filed by Registrant  [X]

Filed by a Party other than Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        Common Stock
        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

        ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction

--------------------------------------------------------------------------------

     (5) Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No

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     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed

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                                                                  April 30, 2004

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, JUNE 10, 2004

Dear CPA(R):15 Shareholder,

     On Thursday, June 10, 2004, Corporate Property Associates 15 Incorporated will hold its 2004 Annual Meeting of Shareholders at CPA(R):15's executive offices, 50 Rockefeller Plaza, New York. The meeting will begin at 3:00 p.m.

     We are holding this meeting:

     - To elect five directors for the following year;

     - To transact such other business as may properly come before the meeting.

     Only shareholders who owned stock at the close of business on April 12, 2004 are entitled to vote at the meeting.

     CPA(R):15 mailed this Proxy Statement, proxy, and its Annual Report to its shareholders on or about April 30, 2004.

                                          By Order of the Board of Directors

                                          /s/ SUSAN C. HYDE

                                          SUSAN C. HYDE
                                          Secretary

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING, WHETHER OR NOT YOU ATTEND THE MEETING. YOU CAN VOTE YOUR SHARES BY MARKING YOUR VOTES ON THE ENCLOSED PROXY, SIGNING AND DATING IT AND MAILING IT IN THE BUSINESS REPLY ENVELOPE PROVIDED. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR BY INTERNET, BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                 CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                                 APRIL 30, 2004
                            ------------------------

                              QUESTIONS & ANSWERS

WHO IS SOLICITING MY PROXY?

We, the directors of CPA(R):15, are sending you this Proxy Statement and the enclosed proxy.

WHO IS ENTITLED TO VOTE?

Shareholders of CPA(R):15 as of the close of business April 12, 2004 (the record date) are entitled to vote at the Annual Meeting.

HOW MANY SHARES MAY VOTE?

At the close of business on the record date, April 12, 2004, CPA(R):15 had 106,115,816.0467 shares outstanding and entitled to vote. Every shareholder is entitled to one vote for each share held.

HOW DO I VOTE?

You may vote your shares either by attending the Annual Meeting or by submitting a proxy by mail, by telephone or on the Internet. To vote by proxy, sign and date the enclosed proxy and return it in the enclosed envelope, or follow the instructions on the enclosed proxy for voting by telephone or Internet. If you return your proxy by mail but fail to mark your voting preference, your shares will be voted FOR each of the nominees. We suggest that you return a proxy even if you plan to attend the meeting.

MAY I REVOKE MY PROXY?

Yes, you may revoke your proxy at any time before the meeting by notifying CPA(R):15's secretary in writing or submitting a new proxy in writing, or by voting in person at the meeting. The mailing address of CPA(R):15 is 50 Rockefeller Plaza, New York, New York 10020. You should mail your notice of revocation of proxy to that address.

WHAT IS A "QUORUM"?

A "quorum" is the presence, either in person or represented by proxy, of a majority of the shares entitled to vote at the meeting. There must be a quorum for the meeting to be held. A nominee must receive the affirmative vote of a majority of the votes cast at the meeting to be elected to the Board.

HOW WILL VOTING ON SHAREHOLDER PROPOSALS BE CONDUCTED?

We do not know of other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the Annual Meeting, your signed proxy gives authority to the persons named in the enclosed proxy to vote your shares on those matters in accordance with their best judgment.

WHO WILL PAY THE COST FOR THIS PROXY SOLICITATION AND HOW MUCH WILL IT COST?

CPA(R):15 will pay the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees of our affiliate, Carey Asset Management Corp., (who will receive no compensation in addition to their regular salaries) to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies, but if sufficient proxies are not returned to us, we may retain an outside firm to assist in proxy solicitation for a fee estimated not to exceed $10,000, plus out-of-pocket expenses. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy statement to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

We must receive any proposal which a shareholder intends to present at CPA(R):15's 2005 Annual Meeting no later than December 15, 2004 in order to be included in CPA(R):15's Proxy Statement and form of proxy relating to that meeting.

     CPA(R):15 WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE, A COPY OF CPA(R):15'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES ATTACHED THERETO, UPON WRITTEN REQUEST TO MS. SUSAN C. HYDE, DIRECTOR OF INVESTOR RELATIONS, AT CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED, 50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10020.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, you and the other shareholders will elect five directors, each to hold office until the next Annual Meeting of shareholders except in the event of death, resignation or removal. If a nominee is unavailable for election, proxies will be voted for another person nominated by the Board of Directors. Currently, the Board is unaware of any circumstances which would result in a nominee being unavailable. All of the nominees are now members of the Board of Directors.

                             NOMINATING PROCEDURES

     CPA(R):15's Board has not designated a separate nominating committee. The full Board of Directors develops and reviews background information for candidates for the Board of Directors, including those recommended by shareholders. Pursuant to CPA(R):15's bylaws, the independent directors shall act together to evaluate and nominate other independent directors. If there are no independent directors at that time, then independent directors shall be nominated by the full Board. Affiliated directors shall similarly act together to evaluate and nominate other affiliated directors. If there are no affiliated directors, then affiliated directors shall be nominated by the full Board.

     Any shareholders entitled to vote at any regular or special meeting of shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the Board. If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the proxy card for the shareholder meeting at which his or her election is recommended.

     Shareholders may recommend individuals to the Board for consideration as potential director candidates by complying with the notice procedures described in section 4.3(b) of CPA(R):15's bylaws. Such nominations shall be made pursuant to a timely notice in writing to the Secretary of CPA(R):15 at the address set forth below under "Shareholder Communications." To be timely, a shareholder's notice must be delivered to or mailed and received at the principal office of CPA(R):15 not fewer than 30 days nor more than 60 days prior to the meeting at which the proposed nominee is to be elected. However, in the event that fewer than 40 days' notice or prior public disclosure of the date of the meeting is given or made to the shareholder, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of that meeting was made or such public disclosure was made. The nominating shareholder's notice must set forth:

     (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director,

        - the name, age, business address and residence address of the person;

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        - the principal occupation or employment of the person;

        - the number of shares of CPA(R):15 stock which are beneficially owned by the person; and

        - any other information relating to the person that is required to be disclosed in solicitations for proxies of re-election of directors pursuant to Rule 14(a) of the Securities Exchange Act of 1934.

     (ii) as to the shareholder giving notice,

        - the name and record address of the shareholder; and

        - the number of shares which are beneficially owned by the shareholder.

     The Board may require any proposed nominee to furnish such other information as may reasonably be required by CPA(R):15 or the Board to determine the eligibility of such proposed nominee to serve as a director. The Board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The chairman of the meeting of shareholders held for purposes of voting on the proposed nominee's election shall, if the facts warrant, determine and declare to the shareholders at such meeting that a nomination was not made in accordance with the foregoing procedures. If the chairman should so determine, he or she shall declare that the defective nomination shall be disregarded. The process followed by the Board to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Board. The Board is authorized to retain advisers and consultants and to compensate them for their services. The Board did not retain any such advisers or consultants during 2003.

     Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons. In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by shareholders, the Board will apply the criteria which are set forth in our Corporate Governance Guidelines. These criteria include the candidate's integrity, business acumen, age, experience, diligence, conflicts of interest and the ability to act in the interests of all shareholders. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

                      NOMINEES FOR THE BOARD OF DIRECTORS

     The nominees, their ages, the year of election of each to the Board of Directors, their principal occupations during the past five years or more, and directorships of each in public companies in addition to CPA(R):15 are as follows:

WM. POLK CAREY
AGE: 73
Director Since: 2001

     Wm. Polk Carey is Chairman of the Board of Directors and Co-CEO. Mr. Carey has served as a director of CPA(R):15 since 2001, of CPA(R):16 - Global since 2003, CPA(R):14 since 1997, of CPA(R):12 since 1993, of CIP(R) since 1993, and of W. P. Carey & Co. LLC since 1997. Mr. Carey was also elected Chairman of W.
P. Carey & Co. in June 1997, has been active in lease financing since 1959, and a specialist in net leasing of corporate real estate property since 1964. Before founding W. P. Carey & Co. in 1973, he served as Chairman of the Executive Committee of Hubbard, Westervelt & Mottelay (now Merrill Lynch Hubbard), head of Real Estate and Equipment Financing at Loeb, Rhoades & Co. (now Lehman Brothers) and Vice Chairman and Director of Corporate Finance of duPont Glore Forgan Inc. Mr. Carey was educated at Princeton University and is a graduate of the University of Pennsylvania's Wharton School. Mr. Carey served as a Governor of the

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National Association of Real Estate Investment Trusts ("NAREIT") and served as the Executive in Residence at Harvard Business School. He currently serves on the boards of The Johns Hopkins University and its School of Advanced International Studies and as Chairman of the Boards of Trustees of the St. Elmo Foundation and the W. P. Carey Foundation. The W. P. Carey Foundation was formed to foster educational organizations and improve the quality of education. He founded the Visiting Committee to the Economics Department of the University of Pennsylvania and co-founded with Dr. Lawrence Klein the Economics Research Institute at that university. With Sir John Templeton, he helped to establish the program in management education at Oxford University. Mr. Carey also serves as Chairman of the Board and Co-CEO of CIP(R), CPA(R):12, CPA(R):14 and CPA(R):16 - Global. Mr. Carey is the brother of Francis J. Carey.

FRANCIS X. DIEBOLD III*
AGE: 44
Director Since: 2003

     Mr. Diebold is a William Polk Carey Professor of Economics, Finance and Statistics at the University of Pennsylvania, where he has been a member of the faculty since 1989. He has also served as a Research Associate at the National Bureau of Economic Research since 1999, and was Director of the Institute for Economic Research from 1999 to 2000. From 1986 to 1989, he served as an economist under Paul Volker and Alan Greenspan at the Board of Governors of the Federal Reserve System in Washington, DC. Mr. Diebold has published extensively and has served on the editorial boards of numerous journals, including Econometrica and Review of Economics and Statistics. He is the founder of FX Diebold Group, LLC, a Fellow of the Econometric Society and the recipient of several prizes for outstanding teaching. Mr. Diebold has held visiting appointments at several institutions, including Princeton University, the Graduate School of Business at the University of Chicago, and the Stern School of Business at New York University. Mr. Diebold received his B.S. from the Wharton School at the University of Pennsylvania in 1981 and his Ph.D. in 1986, also from the University of Pennsylvania. He has also served as an independent director of CIP(R) since 2002 and of CPA(R):16 - Global since 2003.

ELIZABETH P. MUNSON*
AGE: 47
Director Since: 2002

     Ms. Munson is the President of The Rockefeller Trust Company (New York) and The Rockefeller Trust Company (Delaware), joining those companies in June 2001. Ms. Munson is also a Managing Director of Rockefeller & Co., a position she has held since December 2001. Prior to joining Rockefeller, she was a partner in the Private Clients Group of White & Case LLP from January 1993 to June 2001 and an associate at White & Case LLP from October 1983. Ms. Munson serves on the Board of Advisors of the Wildlife Conservation Society, Bronx, New York, is a member of the Board of Managers and Vice President of Episcopal Social Services, New York, New York and is a member of the Board of Directors and President of United Neighbors of East Midtown, New York, New York. Ms. Munson has also served as an independent director of CPA(R):12 since 2002 and CPA(R):16 - Global since 2003.

CHARLES PARENTE*
AGE: 63
Director Since: 2003

     Mr. Parente joined the Board of Directors of CPA(R):15 in December 2003. He currently serves as Chief Executive Officer of Pagnotti Enterprises, Inc., a diversified holding company whose primary business includes workers' compensation insurance, real estate, anthracite coal mining preparation and sales and cable television. Prior to this, from 1988 through 1993, he served as President and Chief Executive Officer of C-TEC Corporation, a telecommunications and high-technology company. From 1970 through 1987, Mr. Parente was Chief Executive Officer and Managing Partner of Parente Randolph, PC, the leading independent accounting and consulting firm in Pennsylvania and among the top 30 in the country. Before this, from 1962 through 1970, he was a Principal at Deloitte, Haskins & Sells, a public accounting firm. Mr. Parente is a member of the Board of Directors of: Sordoni Construction Services, Inc., a real estate development company; Kern Plastic Playing Cards, Inc., a manufacturer of cellulose acetate playing cards;

Bertels Can Company, a private manufacturer of metal cans for the gift industry; Circle Bolt & Nut Co., a distributor of industrial products, and Frank Martz Coach Co. & Subsidiaries, a diversified transportation company. He is active with various civic and community organizations and serves as Chairman of the Board of Directors of the Wyoming Valley Health Care System, Inc. and is a Board member of The Luzerne Foundation. He is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the World Business Council. He graduated cum laude from King's College in Wilkes-Barre, PA. Mr. Parente is also a director of CPA(R):12 and CPA(R):14.

GEORGE E. STODDARD
AGE: 87
Director Since: 2001

     Mr. Stoddard was, until 1979, officer-in-charge of the Direct Placement Department of The Equitable Life Assurance Society of the United States ("Equitable"), with responsibility for all activities related to Equitable's portfolio of corporate investments acquired through direct negotiation. Mr. Stoddard was associated with Equitable for over 30 years. He holds an A.B. degree from Brigham Young University, an M.B.A. from Harvard Business School and an LL.B. from Fordham University Law School. Mr. Stoddard serves as a director and Senior Executive Vice President of W. P. Carey & Co. LLC. Mr. Stoddard is also a director of CIP(R), CPA(R):12 and CPA(R):14.

* Independent Director

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

ANNE R. COOLIDGE
AGE: 35

     Ms. Coolidge, President, joined W. P. Carey & Co. in 1993 as Assistant to the Chairman and was elected to Executive Director in March 2000. Ms. Coolidge founded W. P. Carey & Co.'s London office, which she headed from April 1999 to February 2001. She received an AB from Harvard College and an M.B.A. from Columbia University's Graduate School of Business. She also serves on the Board of Jetora, Inc., the management company to LivingNexus, LLC, a provider of property management software to the real estate industry. Ms. Coolidge was also President of CPA(R):10 prior to its merger with CIP(R).

GORDON F. DUGAN
AGE: 37

     Mr. DuGan, Vice Chairman and Co-Chief Executive Officer, also serves as President and Co-CEO of W. P. Carey & Co. LLC. Mr. DuGan joined W. P. Carey & Co. as Assistant to the Chairman in 1988 and in 1995 was elevated to Senior Vice President in the Acquisitions Department. From October 1995 until February 1997 he was chief financial officer of a Colorado-based wireless communications equipment manufacturer. Mr. DuGan rejoined W. P. Carey & Co. as Deputy Head of Acquisitions in February 1997, and was elected to Executive Vice President and Managing Director in June 1997, and was elevated to President in 1999. Mr. DuGan serves as Vice Chairman and Co-CEO of CIP(R), CPA(R):12, CPA(R):14 and
CPA(R):16 - Global and as Trustee of the W. P. Carey Foundation. He is also currently on the Board of Directors of W. P. Carey & Co. LLC and
CPA(R):16 - Global. He also serves on the Boards of the New York Pops and the Hewitt School and is a member of the Young Presidents Organization. Mr. DuGan received his B.S. in Economics from the Wharton School at the University of Pennsylvania.

JOHN J. PARK
AGE: 39

     Mr. Park, Managing Director and Chief Financial Officer, is also a Managing Director and Chief Financial Officer of W. P. Carey & Co. LLC. Mr. Park joined
W. P. Carey & Co., Inc. as an Investment Analyst in December 1987. Mr. Park became a First Vice President of W. P. Carey & Co., Inc. in April 1993 and a Senior Vice President in October 1995. Mr. Park received a B.S. in Chemistry from Massachusetts Institute of Technology in 1986 and an M.B.A. in Finance from the Stern School of New York University in 1991. Mr. Park is also Managing Director and Chief Financial Officer of CIP(R), CPA(R):12, CPA(R):14 and CPA(R):16 - Global.

                         REPORT OF THE AUDIT COMMITTEE

     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CPA(R):15 filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent CPA(R):15 specifically incorporates this Report by reference therein.

     The Audit Committee reports as follows with respect to the audit of CPA(R):15's fiscal 2003 audited financial statements.

     The audit functions of the Committee focus on the adequacy of CPA(R):15's internal controls and financial reporting procedures, the performance of CPA(R):15's internal audit functions and the independence and performance of CPA(R):15's independent auditors, PricewaterhouseCoopers LLP. The Committee meets periodically with management to consider the adequacy of internal controls and the objectivity of CPA(R):15's financial reporting. The Committee discusses these matters with appropriate internal financial personnel as well as independent auditors. The Committee held four regularly scheduled quarterly meetings during 2003, and also met three additional times prior to each of CPA(R):15's three quarterly filings on Form 10-Q.

     Management has primary responsibility for CPA(R):15's financial statements and the overall reporting process, including CPA(R):15's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and discuss with the Committee any issues they believe should be raised with us. The Committee monitors these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors.

     The Committee has reviewed and discussed the audited financial statements with the management of CPA(R):15. The directors who serve on the Audit Committee are all "independent" as defined in the New York Stock Exchange listing standards and applicable rules of the Securities and Exchange Commission. That is, the Board of Directors has determined that none of us has a relationship to CPA(R):15 that may interfere with our independence from CPA(R):15 and its management.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence from CPA(R):15 and, based on review and discussions of CPA(R):15's audited financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Board of Directors has adopted a formal written charter for the Audit Committee.

                                          Submitted by the Audit Committee:

                                          Charles E. Parente, Chairman
                                          Francis J. Diebold III
                                          Elizabeth P. Munson

FINANCIAL EXPERT

     Our Board of Directors has determined that Charles E. Parente, an independent director and member of the Audit Committee, is a "financial expert" as defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended.

FEES BILLED BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL YEARS 2003 AND 2002

     The following table sets forth the approximate aggregate fees billed to CPA(R):15 during fiscal years 2003 and 2002 by PricewaterhouseCoopers LLP, categorized in accordance with SEC definitions and rules:

                                                                 2003        2002
                                                              ----------   --------
Audit Fees(1)...............................................  $  582,800   $161,300
Audit Related Fees(2).......................................      11,300      2,800
Tax Fees(3).................................................     545,500     55,700
All Other Fees(4)...........................................          --         --
                                                              ----------   --------
  Total Fees................................................  $1,139,600   $219,800

---------------

(1) Audit Fees: This category consists of fees for professional services rendered for the audit of CPA(R):15's fiscal 2003 and 2002 financial statements included in the Annual Reports on Form 10-K and the review of the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2003 and 2002 and other audit services including SEC registration statement review and the related issuance of comfort letters and consents.

(2) Audit Related Fees: This category consists of audit related services performed by PricewaterhouseCoopers LLP and includes primarily accounting consultations in connection with transactions.

(3) Tax Fees: This category consists of fees billed to CPA(R):15 by PricewaterhouseCoopers LLP for tax compliance and consultation services.

(4) All Other Fees: No fees were billed for other services rendered by PricewaterhouseCoopers LLP for the years ended 2003 and 2002.

PRE-APPROVAL BY AUDIT COMMITTEE

     The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. For fiscal year 2003, pre-approved non-audit services included all of those services described above for "Audit Related Fees" and "Tax Fees."

                    BOARD MEETINGS AND DIRECTORS' ATTENDANCE

     During 2003, the Board held four meetings and the Audit Committee held eight meetings. No incumbent director attended fewer than 75% of the total number of meetings of the Board and of the Audit Committee (if he or she was a member of the Audit Committee) held in 2003. The Board of Directors of CPA(R):15 does not have a standing nominating or compensation committee.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     CPA(R):15 has no employees. Day-to-day management functions are performed by W. P. Carey & Co. LLC or its affiliates. Please see the section titled "Certain Transactions" for a description of the contractual arrangements between CPA(R):15 and W. P. Carey & Co. LLC.

     During 2003, CPA(R):15 paid no cash compensation directly to any of its executive officers. CPA(R):15 did reimburse W. P. Carey & Co. LLC for a portion of the salaries of employees of W. P. Carey & Co. LLC who are also officers of CPA(R):15. See "Certain Transactions."

     During 2003, the directors as a group received $76,000 in fees. Wm. Polk Carey and George E. Stoddard did not receive compensation for serving as directors.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Securities and Exchange Commission Regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the Board of Directors (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, CPA(R):15 has no employees and pays no direct compensation. As a result, the Board of Directors has not considered a compensation policy for employees and has not included a report with this Proxy Statement. CPA(R):15 reimburses W. P. Carey & Co. for its proportional share of the cost incurred by
W. P. Carey & Co. in paying Wm. Polk Carey and Gordon F. DuGan for their services as Co-Chief Executive Officers of CPA(R):15.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As noted above, CPA(R):15's Board of Directors has not appointed a Compensation Committee. None of the members of the CPA(R):15 Board are involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K or as a former officer or employee of CPA(R):15.

                       SECURITIES OWNERSHIP BY MANAGEMENT

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as a representation that any of such shares are in fact beneficially owned by any person. As of April 12, 2004, the Record Date, CPA(R):15 knows of no shareholder who owns beneficially 5% or more of the outstanding shares.

     The following table shows how many shares of CPA(R):15's common stock the directors and executive officers owned as of April 12, 2004, the Record Date. No director or executive officer beneficially owned more than 1% of the common stock, and directors and executive officers as a group did not own more than 1% of the common stock.

                      DIRECTOR AND OFFICER STOCK OWNERSHIP

                                                              SHARES OF COMMON STOCK
NAME                                                            BENEFICIALLY OWNED
----                                                          ----------------------
Wm. Polk Carey..............................................         554,797(1)
George E. Stoddard..........................................           1,000
Francis X. Diebold III......................................             300
Elizabeth P. Munson.........................................              --
Charles E. Parente..........................................              --
Anne R. Coolidge............................................           2,151
Gordon F. DuGan.............................................          51,209(2)
John J. Park................................................          10,000(3)
                                                                     -------
Directors & Executive Officers as a Group (8 persons).......         619,457

---------------
(1) Includes 483,792 shares owned by Carey Asset Management Corp., 26,005 shares owned by W. P. Carey International, LLC and 45,000 phantom shares held through the 2003 Partnership Equity Unit Plan of Carey Asset Management Corp.

(2) These shares are phantom shares held through the 2003 Partnership Equity Unit Plan of Carey Asset Management Corp.

(3) Includes 9,750 phantom shares held through the 2003 Partnership Equity Unit Plan of Carey Asset Management Corp.

                            STOCK PERFORMANCE GRAPH

     Comparison of Cumulative Return. The graph below provides an indicator of cumulative shareholder returns for CPA(R):15 since its inception as compared with the S&P 500 Stock Index and a Peer Group(1).
[STOCK PERFORMANCE GRAPH]

                                                         CPA:15                   S&P 500 INDEX             PEER GROUP INDEX
                                                         ------                   -------------             ----------------
2001                                                        100                         100                         100
2002                                                      106.1                        77.9                      107.62
2003                                                     112.73                      100.24                      115.46

(1) The Peer Group Index included in the Performance Graph has been constructed and calculated by CPA(R):15. The Peer Group is comprised of issuers whose securities are publicly held but for which no active trading market exists. The index has been constructed assuming a constant share price and the annual reinvestment of dividends. Members of the Peer Group have been in business longer than CPA(R):15 and CPA(R):15's performance does not yet reflect a fully invested portfolio. The issuers included in the peer group and the relative weighting of the issuers' returns in the total index (calculated using total initial market capitalization) are as follows:

              NON-PUBLICLY TRADED REITS                OFFERING $(000S)    2001     2002     2003
-----------------------------------------------------  ----------------   ------   ------   ------
Capital Senior Living Corporation....................     $   51,812        1.49%    0.00%    0.00%
CPA(R):10............................................     $   72,000        2.07%    0.00%    0.00%
CIP(R) (CPA(R):11)...................................     $  216,000        6.20%    4.04%    2.84%
CPA(R):12............................................     $  293,000        8.12%    5.48%    3.16%
CPA(R):14............................................     $  658,000       18.88%   12.32%    7.09%
CNL Restaurant Properties............................     $  869,900       24.96%   16.28%    9.37%
CNL Hospitality Properties...........................     $2,150,000       20.72%   20.70%   23.16%
Wells Real Estate Investment Trust...................     $3,960,000       17.58%   33.69%   42.65%
                                                          ----------      ------   ------   ------
                                                          $8,270,712      100.00%  100.00%  100.00%
                                                          ----------      ------   ------   ------

                                CODES OF ETHICS

     The Company's Board of Directors has adopted a Code of Ethics which sets forth the standards of business conduct and ethics applicable to all of our employees, including our principal executive officers and directors. The Board of Directors has also adopted a Code of Ethics for Chief Executive Officers and Senior Financial Officers, which contain additional standards for senior officers. Both of these codes are available on the Company's website (www.cpa15.com) in the "Investor Relations" section. We also intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our co-chief executive officers, principal financial officer and principal accounting officer) or to the Code of Ethics for Chief Executive Officers and Senior Financial Officers at this location on the website.

                              CERTAIN TRANSACTIONS

     Wm. Polk Carey, Chairman and Co-Chief Executive Officer, is a member of CPA(R):15's Board of Directors. During 2003, CPA(R):15's advisor, Carey Asset Management Corp., a Delaware corporation and wholly owned subsidiary of W. P. Carey & Co. LLC, a Delaware limited liability company of which Wm. Polk Carey is Chairman of the Board and Co-CEO, was retained by CPA(R):15 to provide advisory services in connection with identifying and analyzing prospective property investments as well as providing day-to-day management services to CPA(R):15. For the services provided to CPA(R):15, the advisor earns an asset management fee and a performance fee, each equal to a percentage of the average invested assets of CPA(R):15 for the preceding month, payable monthly. The payment of the performance fee, however, is subordinated to specified returns to shareholders. During 2003, the asset management and performance fees earned by the advisor was $4,161,000 and $4,161,000, respectively. During 2003, the advisor earned structuring, development, acquisition, mortgage placement and performance based fees totaling $27,054,000 in return for performing services related to CPA(R):15's real estate purchases. During 2003, CPA(R):15 also reimbursed its advisor for certain expenses totaling $1,163,000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on a review of its records and written representations, CPA(R):15 believes that during 2003, its officers and directors complied with the beneficial ownership reporting requirements of the Securities Exchange Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     From our inception, we have engaged the firm of PricewaterhouseCoopers LLP as our independent public accountants, and the Board of Directors has selected PricewaterhouseCoopers LLP as auditors for 2004. PricewaterhouseCoopers LLP also serves as auditors for W. P. Carey & Co. LLC.

     A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to respond to questions.

                           SHAREHOLDER COMMUNICATIONS

     The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from legal counsel, Ms. Susan C. Hyde, Director of Investor Relations, is primarily responsible for monitoring communications from shareholders and for providing copies or summaries of such communications to the directors as she considers appropriate.

     Communications are forwarded to all directors or to a specifically addressed director if they relate to important substantive matters and include suggestions or comments that Ms. Hyde considers to be important to the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

     Shareholders who wish to send communications on any topic to the Board should address such communications in care of Susan C. Hyde, Director of Investor Relations, at W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, NY 10020.

                                 OTHER MATTERS

     Only one proxy statement is being delivered to multiple security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a security holder of a shared address to which a single copy was delivered. Also, security holders sharing an address may request a single copy of annual reports or proxy statements if they are currently receiving multiple copies. Such requests can be made by contacting Ms. Susan C. Hyde, W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, or calling 212-492-1100.

- PLEASE VOTE -
Y O U R V O T E I S I M P O R TA N T
Needs Your
Proxy Vote
Before
June 7, 2004
Corporate Property Associates
15 Incorporated
Your vote is important and vital. If a quorum is not present in person or by proxy at the Annual Meeting, the Company will have to continue to solicit votes until a quorum is obtained. Please vote as soon as possible. All shareholders will benefit from your cooperation.
Vote by Telephone Internet or Mail
24 Hours a Day, 7 Days a Week
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Corporate Property Associates 15 Incorporated, 50 Rockefeller Plaza, New York, NY 10020
If you vote your proxy by telephone or Internet, you do NOT need to mail back your proxy card. Thank you.
INSTRUCTIONS FOR VOTING YOUR PROXY
Shareholders of record have three alternative ways of voting their proxies:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 12 midnight, June 9, 2004. It's fast, convenient, and immediate! It's fast, convenient, and your vote is immediately Call Toll-Free on a Touch-Tone Phone confirmed and posted.
1-888-514-4649.
Follow these four easy steps: Follow these four easy steps:

1. Read the accompanying Proxy Statement and 1. Read the accompanying Proxy Statement and Proxy Card. Proxy Card.
2. Call the toll-free number 2. Go to the Website
1-888-514-4649. www.proxyvoting.com/wpc
3. Enter your Control Number 3. Enter your Control Number located on your Proxy Card. located on your Proxy Card.
4. Follow the recorded instructions. 4. Follow the recorded instructions. Your vote is important! Your vote is important!
Call 1-888-514-4649 anytime! Go to www.proxyvoting.com/wpc
Vote by Telephone Vote by Internet